Filed Pursuant to Rule 497

ANCORA TRUST

Ancora Special Opportunity Fund

Class I Shares
Class S Shares

Supplement dated May 19, 2020

To the Funds’ Statutory Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2020

This Supplement updates certain information contained in the above-dated Statutory Prospectus, Summary Prospectus and Statement of Additional Information for the Ancora Trust (the “Trust”) regarding the Ancora Special Opportunity Fund (the “Fund”).

As communicated in a Supplement dated May 13, 2020, the Fund is currently closed to investors for additional purchases, subject to certain limited exceptions. On May 19, 2020, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination (the “Plan”), pursuant to which the Fund will be liquidated and dissolved on or about May 29, 2020 (the “Liquidation Date”). Effective as of the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down the Fund’s business affairs and reducing the Fund’s portfolio (to the extent practicable) to cash in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact Fund performance. The impending liquidation of the Fund may result in large redemptions. These redemptions could adversely affect the Fund’s expense ratio. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased expenses prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Fund may either remain invested in the Fund or redeem their shares at any time in the manner described in the Statutory Prospectus dated April 30, 2020, as supplemented by the Prospectus Supplement dated May 13, 2020.  In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds in securities (redemption in-kind).

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a distribution in cash or securities or any combination thereof equal to the shareholder’s proportionate interest in the net assets of the Fund. If you receive a portion of your

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distribution in securities (a redemption in-kind), you should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when you convert the securities to cash.

You may be subject to federal, state, local or foreign taxes on exchanges or redemptions of or liquidating distributions made on Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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